================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT



         Pursuant to Section 13 or 15(d) of The Securities Act of 1934



Date of Report (Date of earliest event reported)             June 20, 1997



                         ALPHA TECHNOLOGIES GROUP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        0-14365                      76-0079338
---------------                  -----------                -------------------
(State or other                  (Commission                  (I.R.S Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


           9465 Wilshire Blvd., Suite 980   Beverly Hills, CA  90212
           ---------------------------------------------------------
           Address of principal executive offices         (Zip Code)



Registrant's telephone number, including area code              310-395-1494

================================================================================

Item 2.  Acquisition or Disposition of Assets.

     On June 20, 1997 Uni-Star Industries, Inc. ("Uni-Star" or "Seller"), a wholly-owned subsidiary of Alpha Technologies Group, Inc. ("Alpha" or the "Registrant"), sold substantially all of the assets and business of Seller's hermetic connector business (the "Business") located in Cincinnati, Ohio, which operated under the trade name Connector Industries of America ("CIA") to a privately owned company (the "Buyer"). The sale included CIA's accounts receivable, inventory, machinery, equipment, tools, business machines, office furniture and fixtures and certain intangibles including but not limited to customer lists, trade names and engineering designs and the agreement by Uni-Star and Alpha and certain of their affiliates not to engage in the hermetic connector business for five years except that Uni-Star's Microdot division may continue to sell certain families of hermetic connectors. Uni-Star's Microdot division is located in South Pasadena, California.

     Seller received $2,100,000, in cash, at closing and Buyer assumed certain payables and liabilities of the Business aggregating approximately $154,000. The purchase price is subject to reduction if the difference between the (i) accounts receivable collected by Buyer and the (ii) payables and liabilities assumed by the Buyer is less than $245,000. The Sale provides for a potential additional payment to Seller of up to $400,000 based on orders booked by the Buyer during the 1998 calendar year by customers of the Business. The purchase price was a negotiated amount between Buyer and Seller.

Item 7.   Pro Forma Financial Statements and Exhibits.

     (a) Financial statements of the business acquired.  Not applicable.

     (b) Pro forma financial statements.

     The following unaudited pro forma consolidated financial statements are filed with this report:


Pro Forma Consolidated Balance Sheet as of April 27, 1997    F-1
Pro Forma Consolidated Statements of Operations:
     Year Ended October 27, 1996                             F-2
     Six Months Ended April 27, 1997                         F-3

     The Pro Forma Consolidated Balance Sheet of the Registrant as of April 27, 1997 reflects the financial position of the Registrant after giving effect to the sale of the Business assuming the sale occurred on April 27, 1997, and includes adjustments which give effect to events that are directly attributable to the transaction and are factually supportable regardless of whether they have a continuing impact or are nonrecurring. The Pro Forma Consolidated Statements of Operations for the fiscal year ended October 27, 1996 and the six months ended April 27, 1997 assume that the sale of the Business occurred on October 30, 1995, and include adjustments which give effect to events that are directly attributable to the transaction and expected to have a continuing impact on the Registrant, and are based on the operations of the Registrant for the fiscal year ended October 27, 1996 and the six months ended April 27, 1997.

     The unaudited pro forma consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it and are presented herein for illustrative purposes only. The unaudited pro forma consolidated financial statements are not necessarily indicative of the future financial position or future results of operations of the Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Registrant's financial statements will reflect the disposition only from June 20, 1997, the closing date.

(c.) Exhibits


1. Asset Purchase Agreement dated as of June 20, 1997. (Exhibits and schedules pursuant to the Agreement have not been filed by the Registrant, who hereby undertakes to file such exhibits and schedules upon request of the Commission.)

2. Press Release.



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Alpha Technologies Group, Inc.



Date:  July 3, 1997                      By:/s/ JOHNNY J. BLANCHARD
                                            -------------------------
                                            Johnny J. Blanchard
                                            Chief Financial Officer

PRO FORMA FINANCIAL INFORMATION

                ALPHA TECHNOLOGIES GROUP, INC. AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED BALANCE SHEET - APRIL 27, 1997
                                  (UNAUDITED)
                                (In Thousands)

                                                                               Pro Forma
                                                                              Adjustments
                                                                      ---------------------------
                                                        Historical      CIA (a)          Other         Pro Forma
                                                        ----------    ----------        ---------     -----------
ASSETS
Current Assets:
  Cash                                                  $ 2,786                         $ 1,092  (b)    $ 3,878
  Accounts receivable, net                               12,589            (487)                         12,102
  Inventory                                               9,534            (407)                          9,127
  Prepaid expenses                                          970                                             970
                                                        -------         -------         -------         -------
    Total current assets                                $25,879         $  (894)        $ 1,092         $26,077

Property and Equipment, at cost:
  Manufacturing equipment, leasehold
   improvements, furniture, fixtures and other           17,649            (390)           (193) (c)     17,066
                                                        -------         -------         -------         -------
                                                         17,649            (390)           (193)         17,066
  Less accumulated depreciation                           4,534             (94)            (11) (c)      4,429
                                                        -------         -------         -------         -------
    Total property and equipment, net                    13,115            (296)           (182)         12,637

Goodwill, net                                             2,844                                           2,844

Other assets, net                                         2,803                                           2,803
                                                        -------         -------         -------         -------
    Total Assets                                        $44,641         $(1,190)        $   910         $44,361
                                                        =======         =======         =======         =======
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable, trade                               $ 6,622         $  (154)                        $ 6,468
  Accrued compensation and related benefits               1,553                                           1,553
  Other accrued liabilities                               2,199                             202  (d)      2,401
  Current portion - debt                                  9,997                            (920) (b)      9,077
  Current Portion - other long-term liab                    535                                             535
                                                        -------         -------         -------         -------
    Total current liabilities                            20,906            (154)           (718)         20,034

Long-term debt                                            3,128                                           3,128

Other long-term liabilities                                 546                                             546

Stockholders' Equity                                     20,061          (1,036)          1,628          20,653
                                                        -------         -------         -------         -------
    Total Liabilities and Stockholders' Equity          $44,641         $(1,190)        $   910         $44,361
                                                        =======         =======         =======         =======

(a) To eliminate the assets sold and liabilities assumed which were included in the balance sheet of CIA as of April 27, 1997.
(b) To reflect the net proceeds of the sale of CIA adjusted for pay down of debt, purchase price adjustment have CIA been sold on April 27, 1997.
(c) To eliminate an asset located at another division of Uni-Star but used in the CIA business.
(d) To record estimate of other costs related to the sale of CIA.

                ALPHA TECHNOLOGIES GROUP, INC. AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 27, 1996
                                  (UNAUDITED)
                     (In Thousands, Except Per Share Data)


                                                PRO FORMA
                                               ADJUSTMENTS
                                           ---------------------
                                HISTORICAL    CIA (A)    OTHER     PRO FORMA
                                ---------- ---------- ---------- -------------
SALES                             $70,237    $3,167                 $67,070

COST OF SALES                      55,021     2,370       24 (b)     52,675
                                  -------    ------      ---        -------
  Gross profit                     15,216       797      (24)        14,395

OPERATING EXPENSES:

  Research and development          1,448                             1,448
  Selling, general and
   administrative                  12,823       479       16 (b)     12,360
                                  -------    ------      ---        -------
  Other                               406                               406
                                  -------    ------      ---        -------
  Total operating expenses         14,677       479       16         14,214
                                  -------    ------      ---        -------
OPERATING INCOME (LOSS)               539       318      (40)           181

INTEREST AND OTHER INCOME
 (EXPENSE), net                      (778)               132 (c)       (646)
                                  -------    ------      ---        -------
INCOME (LOSS) BEFORE INCOME
 TAXES                               (239)      318      (92)          (465)

PROVISION (BENEFIT) FOR INCOME
 TAXES                                 60        23                      37
                                  -------    ------      ---        -------
NET INCOME                        $  (299)   $  295      $92        $  (502)
                                  =======    ======      ===        =======

NET INCOME PER COMMON AND
 COMMON EQUIVALENT SHARE          $ (0.05)                          $ (0.08)
                                  =======                           =======

SHARES USED IN COMPUTING NET
 INCOME PER SHARE                   6,278                             6,278
                                  =======                           =======



(a) To eliminate the profit and loss of CIA for the entire period
(b) To reflect costs that would have not been eliminated due to the sale of CIA.
(c) To reflect the reduction in interest expense, net due to proceeds of sale of CIA.

                ALPHA TECHNOLOGIES GROUP, INC. AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED APRIL 27, 1997
                                  (UNAUDITED)
                     (In Thousands, Except Per Share Data)


                                                PRO FORMA
                                               ADJUSTMENTS
                                           ---------------------
                                HISTORICAL    CIA (A)    OTHER     PRO FORMA
                                ---------- ---------- ---------- -------------
SALES                             $38,369    $1,656                 $36,713

COST OF SALES                      32,357     1,395       27 (b)     31,079
                                  -------    ------      ---        -------
  Gross profit                      6,012       351      (27)         5,634

OPERATING EXPENSES:

  Research and development            735                               735
  Selling, general and
   administrative                   6,658       267       13 (b)      6,404
  Other                               214                               214
                                  -------    ------      ---        -------
  Total operating expenses          7,607       267       13          7,353
                                  -------    ------      ---        -------
OPERATING INCOME (LOSS)            (1,595)       84      (40)        (1,719)

INTEREST AND OTHER INCOME
 (EXPENSE), net                      (502)                65 (c)       (437)
                                  -------    ------      ---        -------
INCOME (LOSS) BEFORE INCOME
 TAXES                             (2,097)       84       25         (2,156)

PROVISION (BENEFIT) FOR INCOME
 TAXES                                                                    0
                                  -------    ------      ---        -------

NET INCOME                        $(2,097)   $   84       25         (2,156)
                                  =======    ======      ===        =======

NET INCOME PER COMMON AND
 COMMON EQUIVALENT SHARE          $ (0.31)                          $ (0.32)
                                  =======                           =======

SHARES USED IN COMPUTING NET
 INCOME PER SHARE                   6,676                             6,676
                                  =======                           =======



(a) To eliminate the profit and loss of CIA for the entire period
(b) To reflect costs that would have not been eliminated due to the sale of CIA.
(c) To reflect the reduction in interest expense, net due to proceeds of sale of CIA.

                               INDEX TO EXHIBIT



                                                                Sequentially
Exhibit                                                           Numbered
Number                       Description of Exhibit                 Page


1                     Asset Purchase Agreement dated as of
                      June 20, 1997. (Exhibits and schedules
                      pursuant to the Agreement have not
                      been filed by the Registrant, who hereby undertakes to file such exhibits and schedules upon request of the Commission.)

2                     Press Release.